                                                                    EXHIBIT 10.4

                             REAL ESTATE CONTRACT
                             (UNIMPROVED PROPERTY)

     1. PARTIES: BANK OF THE OZARKS, wca (individually, or collectively, the "Buyer") offers to purchase, subject to the terms and conditions set forth herein, from the undersigned (individually or collectively, the "Seller"), the property described in paragraph 2 of this contract (the "Property"):

     2. LEGAL DESCRIPTION AND ADDRESS: APPROX. 2.1 ACRES LOCATED IN THE NORTHEAST CORNER OF THE INTERSECTION OF ROGERS AVENUE AND WALDRON ROAD, FORT SMITH, SEBASTIAN COUNTY, ARKANSAS. COMPLETE LEGAL DESCRIPTION TO FOLLOW.

     3. PURCHASE PRICE: Subject to the following conditions the buyer shall pay the following to the Seller for the Property (the "Purchase Price")
 ...................................................................$1,100,000.00
                                                                   -------------
    CASH:  Cash at closing in the [X] exact
    [_] approximate sum of.........................................$1,100,000.00
                                                                   -------------

     FINANCING AS FOLLOWS: N/A

     4. LOAN AND CLOSING COSTS: Unless otherwise specified, all Buyer's closing costs, including origination fee, assumption fees, loan costs, prepaid items and loan discount points, are to be paid by Buyer. Seller to pay Seller's closing costs. REVENUE STAMPS AND CLOSING FEE TO BE EQUALLY SPLIT BETWEEN BUYER AND SELLER.

     5. APPLICATION FOR FINANCING: If applicable, Buyer agrees to make complete application for new loan or for loan assumption within N/A business days from
                                                       ---
the execution date of this Real Estate Contract and to request that the loan or the assumption be approved on or about N/A calendar days after application.
                                       ---
Complete loan application includes ordering and paying for any credit reports or appraisals that are required to make the loan. In order to timely complete the application required by this Paragraph 5, Buyer agrees to provide lender with all requested information. Unless otherwise specified, if said loan is not closed or assumed, Buyer agrees to pay for loan costs incurred, including appraisal and credit report, unless failure to close is caused by Seller, in which case such expenses will be paid by Seller. Buyer understands that failure to timely make loan application as defined above constitute a breach of this Real Estate Contract.

     6. EARNEST MONEY: Buyer herewith tenders a check for $10,000.00 to be deposited by Listing Agent Firm upon acceptance as earnest money which shall apply toward the Purchase Price or closing costs. This Real Estate Contract shall serve as a receipt for said Earnest Money deposited. If title requirements are not fulfilled or if Buyer is unable to obtain financing or approval of assumption as specified in Paragraph 3, the earnest money shall be promptly refunded to Buyer. If Buyer fails to fulfill his obligations under this contract or after all conditions have been met, Buyer fails to close this transaction, the earnest money may, at the sole and exclusive option of the Seller, be retained by the Seller as liquidated damages. Alternatively, Seller may return the earnest money and assert all legal or equitable rights which may exist as a result of Buyer breaching the contract. Buyer warrants, represents and acknowledges that the check tendered will be honored upon presentation to Buyer's bank, and that Buyer shall be in default of this Real Estate Contract if the check is not honored in a timely manner. Buyer and Seller agree that, in the event of any dispute concerning entitlement to the Earnest Money, Listing Agent Firm may interplead the Earnest Money into a court of competent jurisdiction, and upon such interpleader, both Listing Agent Firm and Selling Agent Firm shall be released from liability to Buyer and Seller. Listing Agent Firm shall be reimbursed any attorneys fees or costs from the interplead Earnest Money.

     7. CONVEYANCE: Unless otherwise specified, conveyance shall be made to Buyer by general warranty deed, in fee simple absolute, except it shall be subject to recorded instruments and easements, if any, which do not materially affect the value of the Property. Unless expressly reserved herein, SUCH CONVEYANCE SHALL INCLUDE ALL MINERAL RIGHTS OWNED BY SELLER, IF ANY. Seller warrants and represents only those signatures set forth below are required to transfer legal title to the Property.

     8. TITLE REQUIREMENTS: Unless otherwise specified, the Seller shall furnish, at Seller's cost title insurance in the amount of the Purchase Price. If objections are made to Title, Seller shall have a reasonable time to cure the objections. Also unless otherwise specified, if the Buyer is obtaining financing to purchase the Property, Buyer shall furnish at Buyer's cost mortgagee's title policy in the amount of the loan to be obtained, if required by the lender.

     9.  SURVEY:
     [_]   A.  No survey shall be provided.

     [X]   B.  A current survey in a form satisfactory to Buyer (and Buyer's lender, if applicable), certified within 30 days of closing by a registered land surveyor, will be provided and paid for by:
               [_] Buyer   [X] Seller.

     [_]   C.  Other: ___________________________________________

     10. PERCOLATION/SOIL TEST:
     [X]   A.  No percolation or other soil test shall be provided.

     [_]   B.  A current percolation or other soil test in a location satisfactory to Buyer (and Buyer's lender, if applicable), certified within _____ days of closing will be provided and paid for by:
               _____ Buyer  _____ Seller.

     11. PRORATIONS: Taxes and special assessments due on or before closing shall be paid by Seller. Any deposits on rental property are to be transferred to buyer at closing. Insurance, general taxes, special assessments, rental payments and interest on any assumed loan shall be prorated as of closing, unless otherwise specified herein.

     12. CLOSING: Closing is the date and time at which the Seller delivers the executed and acknowledged deed. The closing date is designated to be no later than seven (7) calendar days after APRIL 14, 1997. The closing date may be extended only by written agreement of Buyer and Seller. Buyer and Seller agree that time is of the essence. If the sale is not consummated by the closing date (or any written extension thereof), the parties shall have the remedies available to them in equity or at law, including the remedies provided to Seller in Paragraph 6.

     13.  OTHER CONTINGENCY:
     [X] A. No Other Contingency, (Except for those conditions listed elsewhere in this Real Estate Contact.)

     [_]  B.  This Real Estate Contract is contingent upon ____________________
              __________________________________________________ on or before
              _______________, 19____.

     During the term of this Real Estate Contract:

          [_] (i)NON-BINDING CLAUSE: It is understood and agreed that every effort will be made to obtain another Real Estate Contract on the Property and that in the event another offer is accepted, this Real Estate Contract is null and void and earnest money shall be promptly refunded to Buyer.

          [_] (ii)BINDING WITH ESCAPE CLAUSE: Seller has the right to continue to show the Property and solicit and enter into another Real Estate Contract on this Property. However, all contracts shall be subject to termination of this Real Estate Contract. Upon receipt of written notice of an additional Real Estate Contract being accepted by Seller (the "Notice"), Buyer shall be deemed in receipt of the Notice upon the earlier of (a) actual receipt of the Notice or (b) two (2) business days after Seller or Listing Agent Firm deposits the Notice in the United States mail, certified for delivery to

               Buyer at ______________________________________ with sufficient postage to ensure delivery. Removal of this contingency shall occur only by delivery of written notice, in a manner ensuring actual receipt, to Seller or Listing Agent Firm within ____ hours after Buyer received the Notice. Time is of the essence. Buyer further agrees to forfeit all earnest monies in the event Buyer does not perform on this Real Estate Contract for any reason concerning this contingency, if the same is removed. If this contingency is removed, a closing date shall be agreed upon by the parties. If a closing date is not agreed upon closing shall occur _____ calendar days from removal. Should Buyer not remove this contingency as specified, then this Real Estate Contract shall be deemed null and void.

          [_] (iii) BINDING WITHOUT ESCAPE CLAUSE: It is understood and agreed that the Seller has the right to enter into backup contracts and other contracts shall not affect this Real Estate Contract.

     14.  POSSESSION:  Possession of the Property shall be delivered to Buyer:

     [X]  A.   Upon the closing (Seller's delivery of executed and acknowledged
               Deed).

     [_]  B.   Upon Buyer's completion, signing and delivery to Seller (or to the Listing Agent Firm or the closing agent agreed to by the Buyer and Seller) of all loan and closing documents required to be executed by Buyer.

     [_]  C.   After the closing (Seller's deliver of executed and acknowledged
               Deed), but no later than _____ days after closing, Seller agrees to pay $__________ per day from the day after closing through the date possession is delivered. Receipt and acceptance of such daily rental shall not extend the time of Seller's requirement to deliver possession at the time set forth herein. The rental sum shall be paid:

          [_] (i) by depositing this sum with Listing Agent Firm (or the closing agent agreed to by the Buyer and Seller) to be disbursed to the parties entitled thereto on the date possession is delivered.

          [_]  (ii) directly to Buyer on the date possession is delivered.

          Seller will be responsible for all damages caused to the Property during the period between the closing date and the date possession is delivered to Buyer, only if caused by Seller's intentional or negligent actions.

     [_]  D.  Prior to Closing.  (See attached addendum)

     15. FIXTURES AND ATTACHED EQUIPMENT: Unless specifically excluded herein, all fixtures and attached equipment, if any, are included in the Purchase Price.

     16. BUYER'S DISCLAIMER OF RELIANCE: BUYER CERTIFIES THAT BUYER HAS PERSONALLY INSPECTED, OR HAD A REPRESENTATIVE INSPECT, THE PROPERTY AS FULLY AS BUYER DESIRES AND IS NOT RELYING AND SHALL NOT HEREAFTER RELY UPON ANY WARRANTIES, REPRESENTATIONS OR STATEMENTS OF THE LISTING AGENT FIRM, THE SELLING AGENT FIRM, OR ANY AGENT, INDEPENDENT CONTRACTOR OR EMPLOYEE ASSOCIATED WITH THOSE ENTITIES, REGARDING THE AGE, SIZE, QUALITY, VALUE OR CONDITION OF THE PROPERTY, INCLUDING WITHOUT LIMITATION ALL IMPROVEMENTS, ELECTRICAL OR MECHANICAL SYSTEMS, PLUMBING OR APPLIANCES, OTHER THAN THOSE SPECIFIED HEREIN, IF ANY, WHETHER OR NOT ANY EXISTING DEFECTS IN ANY SUCH REAL OR PERSONAL PROPERTY MAY BE REASONABLY DISCOVERABLE BY BUYER OR A REPRESENTATIVE HIRED BY BUYER. NEITHER LISTING AGENT FIRM NOR SELLING AGENT FIRM CAN GIVE LEGAL ADVICE TO BUYER OR SELLER. LISTING AGENT FIRM AND SELLING AGENT FIRM STRONGLY URGE THAT STATUS OF TITLE, PROPERTY CONDITION, QUESTIONS OF SURVEY AND ALL REQUIREMENTS OF SELLER AND BUYER HEREUNDER SHOULD EACH BE INDEPENDENTLY VERIFIED AND INVESTIGATED.

     17.  SELLER PROPERTY DISCLOSURE:

     [_]  A.   Buyer has neither received nor requested from Seller a written disclosure concerning the condition of the Property prior to the execution of this contract, but this fact neither limits nor restricts in any way the Buyer's Disclaimer of Reliance set forth in Paragraph 16 of this contract. BUYER IS STRONGLY URGED BY THE
               SELLING AGENT FIRM AND THE LISTING AGENT FIRM TO MAKE ALL
               INDEPENDENT INSPECTIONS DEEMED NECESSARY PRIOR TO SIGNING THIS
               CONTRACT.

     [_]  B.   Buyer and Seller acknowledge that upon the instruction of the
               Seller, either the Selling Agent Firm or the Listing Agent Firm have delivered to Buyer prior to the execution of this contract, a written disclosure prepared by Seller concerning the condition of the Property, but this fact neither limits nor restricts the Buyer's Disclaimer of Reliance set forth in Paragraph 16 of this contract. The written disclosure prepared by Seller is dated
               ____________________, 19____ and is
               warranted by Seller to be the latest disclosure and the answers contained in the disclosure are true and correct to the best of the Seller's knowledge.

     [X]  C.   Seller will provide to Buyer a written disclosure about the condition of the Property which will contain information that is true and correct to the best of the Seller's knowledge. The disclosure should be presented to Buyer in a timely manner after the acceptance of this Real Estate Contract and Buyer has three
               (3) business days after receipt of disclosure to accept or reject said disclosure. If Seller fails to provide the disclosure in a timely manner, Buyer may request in writing for the Seller to provide a disclosure within three (3) business days and if the Seller does not provide the disclosure the Buyer may declare the contract null and void, with Buyer to receive a refund of the earnest money. If Buyer finds the disclosure unacceptable within three (3) business days after receipt of disclosure, this contract may be declared null and void by the Buyer, with Buyer to receive a refund of the earnest money. Receipt of this disclosure neither limits nor restricts in any way the Buyer's
               Disclaimer of Reliance set forth in Paragraph 18 of this contract.

     18. OTHER: THIS CONTRACT IS SUBJECT TO THE ADDITIONAL CONDITIONS EACH OF WHICH MUST BE SATISFIED BY BUYER WITHIN SIXTY (60) DAYS OF THIS CONTRACT DATE AS
FOLLOWS:

A.   BUYER'S REVIEW AND DETERMINATION OF SITE SUITABILITY FOR BUYER'S INTENDED
     USE;

B.   BUYER OBTAINING ALL REQUIRED REGULATORY APPROVAL FOR THIS SITE; AND

C. BUYER OBTAINING A CURRENT SATISFACTORY PHASE I ENVIRONMENTAL STUDY, SATISFACTORY SOIL ANALYSIS AND OTHER TEST. IN THIS REGARD, BUYER'S AGENT OR OTHER CONTRACTORS SHALL BE ALLOWED ACCESS TO THE SITE TO COMPLETE THESE TESTS DURING THE CONTINGENCY PERIOD.

     EACH OF THE BUYER'S CONTINGENCIES ARE AT BUYER'S SOLE EXPENSE AND COST. THE SELLER'S OBLIGATION TO SELL UNDER THIS CONTRACT IS CONDITIONED UPON SELLER'S ABILITY TO SATISFY EACH OF THE FOLLOWING:

1. SELLER'S ABILITY TO ACQUIRE AND TRANSFER TO BUYER AT CLOSING UNDER THIS CONTRACT THE LAND LOCATED AT THE CORNER OF ROGERS

     AVENUE AND WALDRON ROAD CONSISTING OF APPROXIMATELY 10,000 SQ. FT. MORE OR LESS WHICH IS NOT PRESENTLY OWNED BY SELLER.

2. SELLER SHALL HAVE RECEIVED A WRITTEN AGREEMENT FROM THE PRESENT LESSEES OF THE PROPERTY CANCELLING THE LEASES IN EFFECT ON THIS PROPERTY AND THAT BUILDING VACATED; AND

3. THE TOTAL COST TO SELLER TO SATISFY ITEMS 1 AND 2 ABOVE SHALL NOT EXCEED THE SUM OF TWO HUNDRED THOUSAND AND 00/00 ($200,000.00) DOLLARS.

     IN THE EVENT SELLER IS UNABLE TO SATISFY ANY OF THE SELLER'S CONDITIONS WITHIN THIRTY (30) DAYS FOLLOWING RECEIPT OF WRITTEN NOTICE FROM BUYER OF THE SATISFACTION OF BUYER'S CONTINGENCIES SET FORTH HEREINABOVE, THEN SELLER SHALL HAVE THE RIGHT TO CANCEL THIS CONTRACT WITHOUT ANY FURTHER OBLIGATION TO THE BUYER.

     19.  AGENCY:

     [_]  A.   LISTING AGENT FIRM AND SELLING AGENT FIRM REPRESENT SELLER: Buyer
               acknowledges that the Listing Agent Firm and the Selling Agent
               Firm, and all licensees associated with those entities are the agents of the Seller and that it is the Seller who employed them, whom they represent, and to whom they are responsible. Buyer acknowledges that before eliciting or receiving confidential information from the Buyer, the Selling Agent Firm, which may be the same as the Listing Agent Firm, verbally disclosed that the Selling Agent Firm represents the Seller.

     [_]  B.   LISTING AGENT FIRM REPRESENTS SELLER AND SELLING AGENT FIRM
               REPRESENTS BUYER.  Buyer and Seller acknowledge that the Listing
               Agent Firm is employed by the Seller and the Selling Agent Firm is employed by the Buyer. All licensees associated with the Listing Agent Firm are employed by, represent, and are responsible to the Seller. All licensees associated with the Selling Agent Firm are employed by, represent, and are responsible to the Buyer. Buyer acknowledges the Selling Agent
               Firm verbally disclosed that the Listing Agent Firm represents the Seller. Seller acknowledges the Listing Agent Firm verbally disclosed that the Selling Agent Firm represents the Buyer.

     [_]  C.   LISTING AGENT FIRM AND SELLING AGENT FIRM ARE THE SAME AND
               REPRESENT BOTH BUYER AND SELLER. Seller and Buyer hereby acknowledge and agree that the

               Listing and the Selling Agent Firm are the same and all licensees associated with the Listing and the Selling Agent Firm are representing both Buyer and Seller in the purchase and sale of the above referenced Property and that Listing/Selling Agent firm has been and is now the agent of both Seller and Buyer with respect to this transaction. Seller and Buyer have both consented to, and hereby confirm their consent to agency representation of both parties. Further, Seller and Buyer:

               (i) agree that the Listing/Selling Agent Firm shall not be required to and shall not disclose to either Buyer or Seller any personal, financial or other confidential information concerning the other party without the express written consent of that party. This restriction excludes information related to defects in the Property which should, at Listing/Selling Agent Firms' discretion, be disclosed. Confidential information shall include but not be limited to any price Seller is willing to accept that is less than the offering price or any price the Buyer is willing to pay that is higher than that offered in writing.

               (ii) by selecting this option 19C, Buyer and Seller acknowledge that when Listing/Selling Agent Firm represents both parties, a conflict of interest exists, and Seller and Buyer further agree to forfeit their individual right to receive the undivided loyalty of Listing/Selling Agent Firm.

               (iii) waive any claim now or hereafter arising out of any conflicts of interest from Listing/Selling Agent Firm representing both parties, Buyer and Seller acknowledge the Listing/Selling Agent Firm verbally disclosed that the Listing/Selling Agent Firm represents both parties in this transaction, and Buyer and Seller have given their written consent to this representation before entering into this Real Estate Contract.

     [X]  D.   SELLING AGENT FIRM REPRESENT BUYER (NO LISTING AGENT FIRM):
               Seller acknowledges that the Selling Agent Firm and all licensees associated with the Selling Agent Firm are the agents of the Buyer and that it is the buyer who employed them, whom they represent, and to whom they are responsible. Seller acknowledges that at first contact, the Selling Agent Firm verbally disclosed that the Selling Agent Firm represents the Buyer. Any reference to "Listing Agent Firm" in this Real Estate Contract will be considered to mean the Selling Agent Firm, both Buyer and Seller acknowledging that all agents involved in this Real Estate
               Contract only represent the Buyer.

     20. RISK OF LOSS: Risk of loss or damage to the Property by fire or other casualty occurring prior to the time Seller delivers an executed and acknowledged deed to Buyer is expressly assumed by Seller.

     21. GOVERNING LAW: This contract shall be governed by the laws of the State of Arkansas.

     22. MERGER CLAUSE: This contract, when executed by both Buyer and Seller, shall contain the entire understanding and agreement between the Buyer and Seller with respect to all matters referred to herein and shall supersede all prior or contemporaneous agreements, representations, discussions and understandings oral or written, with respect to such matters. This contract shall not supersede any agency agreements entered into by Buyer or Seller and Listing Agent Firm or Selling Agent Firm.

     23. ASSIGNMENT: This Real Estate Contract may not be assigned by Buyer without the prior consent of Seller, such consent not to be unreasonably withheld. It shall not be considered unreasonable for Seller to withhold consent if Seller is to provide financing for Buyer in any amount.

     24. EXPIRATION: This contract expires if not accepted on or before FEBRUARY 7, 1997, at 10:00 AM.

     THIS IS A LEGALLY BINDING CONTRACT WHEN SIGNED BY THE PARTIES BELOW. READ IT CAREFULLY. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART, CONSULT YOUR ATTORNEY BEFORE SIGNING. REAL ESTATE AGENTS CANNOT GIVE YOU LEGAL ADVICE. THE PARTIES SIGNED BELOW WAIVE THEIR RIGHT TO HAVE AN ATTORNEY DRAFT THIS FORM.

     THIS FORM IS PRODUCED AND COPYRIGHTED BY THE ARKANSAS REALTORS ASSOCIATION. THE SERIAL NUMBER BELOW IS A UNIQUE NUMBER NOT USED ON ANY OTHER FORM. THE SERIAL NUMBER BELOW SHOULD BE AN ORIGINAL PRINTING, NOT MACHINE COPIED, OTHERWISE THE FORM MAY HAVE BEEN ALTERED. DO NOT SIGN THIS FORM IF IT IS BEING EXECUTED PAST DECEMBER 31, 1997.

     FORM SERIAL NUMBER: Arkansas Land Agency, Inc. #10062

     The above contract is executed on FEBRUARY 6, 1997 at 7 PM.

 ARKANSAS LAND AGENCY                           /s/ Cliff Warnock
 --------------------                           -----------------------
Selling Agent Firm                              Supervising Broker

                                                /s/ Cliff Warnock
                                                -----------------------
                                                Selling Agent Firm



Bank of the Ozarks, WCA.

/s/ R. Darrel Russell
__________________________                      ----------------------------
Buyer (Sr. Vice President)                      Social Security or Tax ID#

     The above contract is executed on FEBRUARY 7, 1997 at 9:00 am.

ARKANSAS LAND AGENCY                            /s/ Cliff Warnock
--------------------                            ----------------------------
Listing Agent Firm                              Supervising Broker


                                                /s/ Cliff Warnock
                                                ----------------------------
                                                Listing Agent



/s/ Toy's Inc.                                  /s/ Charles Palmer
--------------------                            ----------------------------
Print Seller's Name                             Seller (President)


__________________________
Social Security or Tax ID#

The above offer was:

_____ rejected

_____ counteroffered (Form Serial Number _______________)

on _______________, 19____, __________(a.m.)(p.m.)

----------------------------------         ----------------------------------
Seller's Signature                         Seller's Signature

                                GENERAL ADDENDUM

Regarding the Real Estate Contract (Form Serial Number 10062) dated FEBRUARY 7, 1997 between the Buyer, BANK OF THE OZARKS, WCA and the Seller, TOY' INC. covering the real property knows as 2.1 ACRES LOCATED IN THE NE CORNER OF THE INTERSECTION OF ROGERS AVE. & WALDRON RD., FORT SMITH, SEBASTIAN COUNTY, ARKANSAS ("the Property"), the Undersigned Buyer and Seller agree that:

SELLER DOES HEREBY AGREE TO EXTEND FOR AN ADDITIONAL 30 DAYS, BUYERS TIME TO REMOVE ALL BUYERS CONDITIONS TO THE CONTRACT. FOR THIS ADDITIONAL TIME BUYER WILL DEPOSIT AN ADDITIONAL $15,000.00 TOGETHER WITH THE PREVIOUSLY DEPOSITED $10,000.00 ALL OF WHICH SHALL BE NON-REFUNDABLE TO BUYER, HOWEVER IN THE EVENT THE FOLLOWING CONDITIONS ARE NOT MET, ALL DEPOSITS MADE BY BUYER SHALL BE REFUNDED.

1. BUYER AND SELLER SHALL OBTAIN ZONING AND RE-PLATTING CHANGES, IF ANY, OR CONDITIONAL USE PERMITS FOR BUYERS INTENDED USE AS A BRANCH BANK BEING APPROXIMATELY 20,000 SQUARE FEET, CONTAINING 2 STORIES AND INCLUDING GENERAL OFFICE SPACE. BUYERS OBLIGATION TO CLOSE IS CONDITIONED UPON SATISFACTORY ZONING AND RE-PLATTING.

2. ALSO, BUYERS OBLIGATION TO CLOSE IS CONDITIONED UPON A REPORT BY EEG ENVIRONMENTAL SERVICES CONCERNING THE ASBESTOS CONTENT IN THE STRUCTURES ON THIS PROPERTY BEING ACCEPTABLE TO BUYER.

3. BUYER SHALL HAVE RECEIVED WRITTEN APPROVAL (ORAL PRELIMINARY HAS BEN RECEIVED) FOR ABILITY TO ENCROACH AS NECESSARY UPON OG&E EASEMENT.

4. SELLER SHALL SATISFY ALL ITS CONDITIONS AND FULFILL OBLIGATIONS SET FORTH IN THE CONTRACT.

This addendum, upon its execution by both parties, incorporates by reference all provisions of the above-referenced Real Estate Contract not expressly modified herein.

THIS IS A LEGALLY BINDING CONTRACT WHEN SIGNED BY THE PARTIES BELOW, READ IT CAREFULLY. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART, CONSULT YOUR ATTORNEY BEFORE SIGNING. REAL ESTATE AGENTS CANNOT GIVE YOU LEGAL ADVICE. THE PARTIES SIGNED BELOW WAIVE THEIR RIGHT TO HAVE AN ATTORNEY DRAFT THIS FORM.

THIS FORM IS PRODUCED AND COPYRIGHTED BY THE ARKANSAS REALTORS ASSOCIATION. THE SERIAL NUMBER BELOW IS A UNIQUE NUMBER NOT USED ON ANY OTHER FORM. THE SERIAL NUMBER BELOW SHOULD BE AN ORIGINAL PRINTING, NOT MACHINE COPIED, OTHERWISE THE FORM MAY HAVE BEEN

ALTERED.  DO NOT SIGN THIS FORM IF IT IS BEING EXECUTED PAST
DECEMBER 31, 1997.


                           FORM SERIAL NUMBER: 22564

The above addendum is executed on APRIL 7, 1997 at 4:00 pm.



ARKANSAS LAND AGENCY, INC.                 /s/ Cliff Warnock
--------------------------                 -----------------------------------
Selling Agent Firm                         Supervising Broker

                                           /s/ Cliff Warnock
                                           -----------------------------------
                                           Selling Agent



Bank of the Ozarks
/s/ Betty Thomason
------------------                         ___________________________________
Buyer                                      Social Security or Tax ID#



     The above addendum is executed on 4/7, 1997  at 5:40 pm.

Arkansas Land Agency, Inc.                 /s/  Cliff Warnock
--------------------------                 -------------------------------------
Listing Agent Firm                         Supervising Broker

                                           /s/  Cliff Warnock
                                           -------------------------------------
                                           Listing Agent



/s/ Charles Palmer for Toy's Inc.
---------------------------------          -------------------------------------
Seller                                     Social Security or Tax ID#

                                GENERAL ADDENDUM

Regarding the Real Estate Contract (Form Serial Number 10062) dated FEBRUARY 7, 1997 between the Buyer, BANK OF THE OZARKS, WCA and the Seller, TOY'S INC. covering the real property knows as 2.1 ACRES LOCATED IN THE NE CORNER OF THE INTERSECTION OF ROGERS AVE. & WALDRON RD., FORT SMITH, SEBASTIAN COUNTY, ARKANSAS ("the Property"), the Undersigned Buyer and Seller agree that:

PURCHASE PRICE SHALL CHANGE TO $1,050,000.00 FOR THE PURPOSE OF ACCOMMODATING BUYERS AGREEMENT WITH LESSEE AND SUB-LESSEE OF A PORTION OF THE REAL ESTATE INCLUDED IN THE CONTRACT. SELLERS OBLIGATIONS IN THE CONTRACT SHALL REMAIN THE SAME. IN THE EVENT CLOSING DOES NOT OCCUR DUE TO SELLERS FAILURE TO FULFILL ANY OR ALL OF ITS OBLIGATIONS, BUYERS EARNEST MONEY SHALL BE REFUNDED ACCORDING TO TERMS SET FORTH IN THE CONTRACT AND ANY ADDENDUMS.

THE CLOSING DATE SHALL BE CHANGED TO ON OR BEFORE JUNE 6, 1997.

This addendum, upon its execution by both parties, incorporates by reference all provisions of the above-referenced Real Estate Contract not expressly modified herein.

THIS IS A LEGALLY BINDING CONTRACT WHEN SIGNED BY THE PARTIES BELOW, READ IT CAREFULLY. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART, CONSULT YOUR ATTORNEY BEFORE SIGNING. REAL ESTATE AGENTS CANNOT GIVE YOU LEGAL ADVICE. THE PARTIES SIGNED BELOW WAIVE THEIR RIGHT TO HAVE AN ATTORNEY DRAFT THIS FORM.

THIS FORM IS PRODUCED AND COPYRIGHTED BY THE ARKANSAS REALTORS ASSOCIATION. THE SERIAL NUMBER BELOW IS A UNIQUE NUMBER NOT USED ON ANY OTHER FORM. THE SERIAL NUMBER BELOW SHOULD BE AN ORIGINAL PRINTING, NOT MACHINE COPIED, OTHERWISE THE FORM MAY HAVE BEEN ALTERED. DO NOT SIGN THIS FORM IF IT IS BEING EXECUTED PAST DECEMBER 31, 1997.

     FORM SERIAL NUMBER: Arkansas Land Agency, Inc. #10030

The above addendum is executed on MAY 21, 1997 at 4:15 pm.



ARKANSAS LAND AGENCY, INC.                      /s/ Cliff Warnock
--------------------------                      ----------------------------
Selling Agent Firm                              Supervising Broker

                                                /s/ Cliff Warnock
                                                ----------------------------
                                                Selling Agent

BANK OF THE OZARKS, WCA
/s/Darrel Russell                               /s/
------------------------                        ----------------------------
Executive Vice President                        Seller



     The above addendum is executed on 05/22, 1997 at 10:30 am.

Arkansas Land Agency, Inc.                      /s/  Cliff Warnock
--------------------------                      ----------------------------
Listing Agent Firm                              Supervising Broker

                                                /s/  Cliff Warnock
                                                --------------------------
                                                Listing Agent

                                   SCHEDULE 1

A parcel of land located in the NE 1/4 SE 1/4, Section 23, Township 8 North, Range 32 West, Fort Smith, Sebastian County, Arkansas, and more particularly as shown on the attached site plan attached hereto and made a part hereof containing the following property dimensions, approximately 135 ft. of frontage along Hwy. 22; thence North approximately 288' along the western property boundary; thence East along said North line approximately 120'; thence South 345' to the point of beginning.

                                    CONTRACT

     THIS CONTRACT entered into on this 21 day of May, 1997, by and between Montgomery Acres, Inc. d/b/a Rollo Pollo, an Arkansas Corporation, Jalisco, Inc., an Arkansas Corporation and Tlaquepaque, Inc., an Arkansas Corporation (hereinafter jointly referred to as "Seller") and The Bank of the Ozarks (hereinafter referred to as "Buyer").

                                  WITNESSETH:

     1.    Sublease Agreement.  Subject to the terms and conditions
           ------------------
hereinafter set forth, Seller hereby agrees to sell and Buyer hereby agrees to buy, the sublease agreement ("Sublease") covering certain real property in the County of Sebastian, City of Fort Smith, State of Arkansas more particularly described as follows, to-wit:

     A parcel of land located in the NE 1/4 SE 1/4, Section 23, Township 8 North, Range 32 West, Fort Smith, Sebastian County, Arkansas, and more particularly as shown on the attached site plan attached hereto and made a part hereof containing the following property dimensions, approximately 135 ft. of frontage along Hwy. 22; thence North approximately 288' along the western property boundary; thence East along said North line approximately 120'; thence South 345' to the point of beginning.

     A copy of said Sublease is attached hereto as Exhibit "A" and incorporated herein by reference.

     2.   Purchase Price.  Buyer agrees to pay to the sublessees of the Sublease
          --------------
dated the 9th day of May, 1995, between Montgomery Acres, Inc. d/b/a Rollo Pollo, an Arkansas Corporation ("Sublessor") and Jalisco, Inc. and Tlaquepaque, Inc., both Arkansas Corporations ("Sublessees") the sum of Seventy-Five Thousand and 00/100 ($75,000.00) Dollars.

     3.   Closing.  The closing shall occur on or before July 1, 1997.  If Buyer
          -------
should fail to close within said time period because of its inability to pay the purchase price, this agreement shall be null and void and any rights or interests of Buyer in the Premises shall cease and terminate. If the Buyer should fail to close this transaction because of title objections or the conditions set forth in paragraph 4 of this contract, the closing of this transaction shall be extended for a reasonable period of time to allow Buyer to resolve such issues.

     4.   Buyer's Condition to Close.  Buyer shall not be obligated to close the
          --------------------------
purchase of the Premises if the following are not satisfactory to Buyer:

          A.   Closing of Land Purchase.  Buyer shall have closed the purchase
               ------------------------
of the real property covered by the lease agreement from Toys, Inc.

     5.   Seller's Rights.  Seller shall have the following rights:
          ---------------

          A.   Possession of Building.  Sublessees shall remain in possession of
               ----------------------
the building, and pay no rent for a term of nine (9) months after payment from date of closing.

     6.   Buyer's Rights.  Buyer shall have the following rights:
          --------------

          A.   Construction on Property.  Buyer may begin construction on the
               ------------------------
leased property as shown on site plan attached hereto as Exhibit "B" following closing. Buyer shall not interfere with Sublessee's use of said property except on the Northwest portion of the property during the term set forth in paragraph 5A.

     7.   Time of the Essence.  The time for closing and the keeping of the
          -------------------
covenants and agreements made herein is specifically made of the essence of this Agreement.

     8.   Binding Effect.  This agreement shall be binding upon the parties
          --------------
hereto and upon their heirs, personal representatives and assigns.

     9.   Governing Law.  This agreement shall be governed by the laws of the
          -------------
State of Arkansas.

     IN WITNESS WHEREOF, the parties have set their hands and seals on the day and date first above written.

                              SELLER:

                              MONTGOMERY ACRES, INC.
                              d/b/a Rollo Pollo,
                              an Arkansas Corporation


                              By:/s/Jeff Montgomery
                                 ------------------------------
                                    Jeff Montgomery


                              JALISCO, INC.,
                              an Arkansas Corporation


                              By:/s/
                                 ------------------------------
                                 Authorized Officer


                              TLAQUEPAQUE, INC.,
                              an Arkansas Corporation


                              By:/s/
                                 ------------------------------
                                 Authorized Officer


                              BUYER:

                              THE BANK OF THE OZARKS, WCA


                              By:/s/Darrel Russell
                                 ------------------------------
                                 Executive Vice President